UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2006

Date of reporting period:    July 31, 2006


ITEM 1.    REPORTS TO STOCKHOLDERS.



-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Small Cap Growth Portfolio


Annual Report

July 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



September 22, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Small Cap Growth Portfolio (the "Portfolio") for the annual reporting period ended July 31, 2006.

Investment Objective and Policies

This open-end fund seeks growth of capital. The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Normally, the Portfolio invests in about 100-125 companies. The Portfolio emphasizes investment in small-capitalization companies in the United States and may also pursue investment opportunities outside the United States.

Investment Results

The table on page 4 shows the Portfolio's performance compared to its benchmark, the Russell 2000 Growth Index, for the six- and 12-month periods ended July 31, 2006.

Due to rising interest rates, soaring commodity prices and increasing concerns about inflation, small-cap growth stocks delivered disappointing returns over the six- and 12-month periods ended July 31, 2006. The Russell 2000 Growth Index of small-cap growth stocks trailed the broader equity market, as represented by the S&P 500 Stock Index.

Amidst a challenging market for small-cap growth investors, the Portfolio's Class A shares declined sharply during the six-month period ended July 31, 2006. The Portfolio trailed its benchmark as overexposure to faster growing companies negatively impacted stock selection across most sectors of the Portfolio. These faster growing companies are part of the segment of the small-cap growth market which suffered most. Underperformance versus the broad equity market, as represented by the Standard & Poor's (S&P) 500 Stock Index, was more pronounced given the relatively lackluster showing of small-cap growth stocks overall. Stock selection within the Portfolio was negative during the period, as poor picks in the industrials, consumer/commercial services, health care and financial services sectors overwhelmed the positive contribution from the technology and energy sectors. Partially offsetting the period's disappointing stock selection was a positive contribution from sector allocation, which benefited from an overweighted position in the energy sector, a relatively strong performing sector in the period.

During the 12-month period ended July 31, 2006, the Portfolio's Class A shares rose modestly, but moderately underperformed its benchmark and the broad equity market, albeit to a lesser extent than during the six-month


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 1


period. The Portfolio's underperformance versus the benchmark during the 12-month period reflected strong relative returns through the first nine months of the period, followed by underperformance during the most recent three-month period ended July 31, 2006. Stock selection was negative for the period, as strong picks in the financial and energy sectors were offset by disappointing stock selection in the industrials sector, in addition to modest underperformance in the health care, technology and consumer/commercial services sectors. Mitigating some of the drag from stock selection was a favorable contribution from sector allocation, driven largely by an overweighted position in the strong performing energy sector.

Market Review and Investment Strategy

Weakness during the six-month period ended July 31, 2006 was widespread, with all sectors except the financial services sector experiencing measurable declines; technology and health care stocks were hardest hit with declines of 14% and 12%, respectively. Performance over the 12-month period ended July 31, 2006 varied significantly by sector. Traditional growth sectors--consumer/commercial services, technology and health care--moved lower over the period, while energy, industrials and financials each showed gains. Boosted by strong oil prices, energy shares posted an impressive 30% gain.

Sector allocations changed modestly during the six- and 12-month periods ended July 31, 2006, as the Portfolio's Small Cap Growth Investment Team decreased the Portfolio's weighting in health care and used the proceeds to increase exposure to the financial services sector. The Portfolio's largest overweighted positions as of July 31, 2006 were the commercial services and energy sectors; the largest underweighted positions were the industrials and health care sectors.


2 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2000 Growth Index nor the unmanaged Standard & Poor's (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. The S&P 500 Stock Index is composed of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolio.

A Word About Risk

The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. The Portfolio pursues an aggressive investment strategy and an investment in the Portfolio is subject to higher risk. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 3


HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED JULY 31, 2006                          6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio
   Class A                                            -10.52%         0.88%
   Class B                                            -10.87%         0.10%
   Class C                                            -10.84%         0.15%
   Advisor Class*                                     -10.41%         1.14%
   Class R*                                           -10.56%         0.84%
   Class K*                                           -10.46%         1.09%
   Class I*                                           -10.27%         1.55%
Russell 2000 Growth Index                              -8.29%         1.53%
S&P 500 Stock Index                                     0.67%         5.38%

* Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
7/31/96 TO 7/31/06

AllianceBernstein Small Cap Growth Portfolio Class A: $13,387
Russell 2000 Growth Index: $16,175

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                       AllianceBernstein Small Cap        Russell 2000
                        Growth Portfolio Class A          Growth Index
-------------------------------------------------------------------------------
        7/31/96                 $  9,575                    $ 10,000
        7/31/97                 $ 13,085                    $ 12,525
        7/31/98                 $ 13,271                    $ 12,360
        7/31/99                 $ 12,987                    $ 14,153
        7/31/00                 $ 14,051                    $ 17,144
        7/31/01                 $ 11,923                    $ 13,147
        7/31/02                 $  7,946                    $  9,123
        7/31/03                 $  9,626                    $ 11,675
        7/31/04                 $ 10,961                    $ 12,996
        7/31/05                 $ 13,271                    $ 15,931
        7/31/06                 $ 13,387                    $ 16,175

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Growth Portfolio Class A shares (from 7/31/96 to 7/31/06) as compared to the performance of the Portfolio's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2006

--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                              0.88%         -3.41%
5 Years                             2.34%          1.46%
10 Years                            3.41%          2.96%

Class B Shares
1 Year                              0.10%         -3.90%
5 Years                             1.52%          1.52%
10 Years(a)                         2.75%          2.75%

Class C Shares
1 Year                              0.15%         -0.85%
5 Years                             1.56%          1.56%
10 Years                            2.61%          2.61%

Advisor Class Shares+
1 Year                              1.14%          1.14%
5 Years                             2.62%          2.62%
Since Inception*                    2.42%          2.42%

Class R Shares+
1 Year                              0.84%          0.84%
Since Inception*                    3.61%          3.61%

Class K Shares+
1 Year                              1.09%          1.09%
Since Inception*                    3.89%          3.89%

Class I Shares+
1 Year                              1.55%          1.55%
Since Inception*                    4.28%          4.28%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 10/1/96 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2006)

--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                            10.21%
5 Years                                            1.52%
10 Years                                           2.45%

Class B Shares
1 Year                                            10.19%
5 Years                                            1.58%
10 Years(a)                                        2.24%

Class C Shares
1 Year                                            13.21%
5 Years                                            1.62%
10 Years                                           2.10%

Advisor Class Shares+
1 Year                                            15.43%
5 Years                                            2.68%
Since Inception*                                   3.13%

Class R Shares+
1 Year                                            15.04%
Since Inception*                                   9.12%

Class K Shares+
1 Year                                            15.39%
Since Inception*                                   9.44%

Class I Shares+
1 Year                                            15.82%
Since Inception*                                   9.82%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 10/1/96 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          Beginning                           Ending
                       Account Value                      Account Value                     Expenses Paid
                      February 1, 2006                    July 31, 2006                     During Period*
            ------------------------------   -------------------------------   ---------------------------
                Actual        Hypothetical         Actual        Hypothetical**        Actual       Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A         $1,000           $1,000           $894.77          $1,017.75           $ 6.67          $ 7.10
Class B         $1,000           $1,000           $891.35          $1,013.84           $10.36          $11.04
Class C         $1,000           $1,000           $891.64          $1,014.03           $10.18          $10.84
Advisor
  Class         $1,000           $1,000           $895.91          $1,019.09           $ 5.41          $ 5.76
Class R         $1,000           $1,000           $894.43          $1,016.17           $ 8.17          $ 8.70
Class K         $1,000           $1,000           $895.43          $1,018.00           $ 6.44          $ 6.85
Class I         $1,000           $1,000           $897.27          $1,020.33           $ 4.23          $ 4.51

* Expenses are equal to the classes' annualized expense ratios of 1.42%, 2.21%, 2.17%, 1.15%, 1.74%, 1.37% and 0.90%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 7


PORTFOLIO SUMMARY
July 31, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $363.4


SECTOR BREAKDOWN*
[ ]  25.3%   Consumer Services                  [PIE CHART OMITTED]
[ ]  22.4%   Technology
[ ]  14.6%   Health Care
[ ]  11.9%   Energy
[ ]   7.8%   Finance
[ ]   5.3%   Capital Goods
[ ]   3.8%   Basic Industry
[ ]   2.5%   Transportation
[ ]   1.3%   Multi-Industry Companies
[ ]   1.0%   Industrials
[ ]   0.8%   Consumer Staples

[ ]   3.3%   Short-Term


TEN LARGEST HOLDINGS**
July 31, 2006

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
-------------------------------------------------------------------------------
Psychiatric Solutions, Inc.                      $  7,891,394           2.1%
Integrated Device Technology, Inc.                  7,722,624           2.1
Strayer Education, Inc.                             7,378,635           2.0
Bright Horizons Family Solutions, Inc.              6,725,674           1.9
Huron Consulting Group, Inc.                        6,381,120           1.8
Life Time Fitness, Inc.                             6,364,650           1.8
Informatica Corp.                                   6,331,204           1.7
FileNet Corp.                                       6,262,176           1.7
Orient-Express Hotels, Ltd. Cl.A                    6,090,795           1.7
Core Laboratories N.V.                              5,761,890           1.6
                                                 $ 66,910,162          18.4%


* All data are as of July 31, 2006. The Portfolio's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.

**  Long-term investments.


8 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


PORTFOLIO OF INVESTMENTS
July 31, 2006

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-97.2%

Consumer Services-25.4%
Apparel-2.0%
Carter's, Inc.(a)                                     202,180    $    4,409,546
Under Armour, Inc. Class A(a)*                         66,200         2,657,930
                                                                 --------------
                                                                      7,067,476
Broadcasting & Cable-1.2%
Entravision Communications Corp. Class A(a)           580,600         4,517,068

Entertainment & Leisure-2.5%
Life Time Fitness, Inc.(a)*                           140,500         6,364,650
THQ, Inc.(a)*                                         123,250         2,796,542
                                                                 --------------
                                                                      9,161,192
Printing & Publishing-1.5%
VistaPrint, Ltd.(a)                                   253,100         5,598,572

Restaurants & Lodging-1.7%
Orient-Express Hotels, Ltd. Class A                   167,100         6,090,795

Retail-General Merchandise-2.2%
Coldwater Creek, Inc.(a)*                             203,150         4,048,779
MarineMax, Inc.(a)*                                   143,900         3,029,095
Select Comfort Corp.(a)*                               40,150           809,023
                                                                 --------------
                                                                      7,886,897
Miscellaneous-14.3%
Administaff, Inc.                                     152,000         4,804,720
American Reprographics Co.(a)                         159,400         5,097,612
Bright Horizons Family Solutions, Inc.(a)*            174,920         6,725,674
Huron Consulting Group, Inc.(a)                       184,000         6,381,120
Laureate Education, Inc.(a)*                           38,508         1,757,890
LoopNet, Inc.(a)*                                     129,400         1,766,310
MSC Industrial Direct Co., Inc. Class A               121,200         4,997,076
NutriSystem, Inc.(a)*                                  96,600         5,112,072
Resources Connection, Inc.(a)*                        228,000         5,396,760
Strayer Education, Inc.                                68,100         7,378,635
WNS Holdings, Ltd. (ADR)(a)                           100,300         2,517,530
                                                                 --------------
                                                                     51,935,399
                                                                 --------------
                                                                     92,257,399
Technology-22.5%
Communication Equipment-3.0%
Oplink Communications, Inc.(a)                        240,800         3,587,920
Redback Networks, Inc.(a)                             154,900         2,394,754
Witness Systems, Inc.(a)                              308,450         4,913,609
                                                                 --------------
                                                                     10,896,283
Communication Services-0.8%
NTELOS Holdings Corp.(a)                              196,300         2,836,535


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 9


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Computer Services-1.9%
Euronet Worldwide, Inc.(a)*                           162,590    $    4,131,412
Global Cash Access, Inc.(a)                           181,900         2,724,862
                                                                 --------------
                                                                      6,856,274
Internet Infrastructure-0.1%
The TriZetto Group, Inc.(a)                            35,400           480,024

Semiconductor Components-7.0%
Entegris, Inc.(a)                                     375,500         3,548,475
Integrated Device Technology, Inc.(a)                 499,200         7,722,624
Micrel, Inc.(a)*                                      424,000         4,528,320
Microsemi Corp.(a)                                    122,000         3,086,600
ON Semiconductor Corp.(a)*                            478,259         3,008,249
Semtech Corp.(a)                                      185,300         2,390,370
Vimicro International Corp. (ADR)(a)*                 121,600         1,307,200
                                                                 --------------
                                                                     25,591,838
Software-7.1%
Dealertrack Holdings, Inc.(a)                         187,510         3,677,071
FileNET Corp.(a)*                                     196,800         6,262,176
Informatica Corp.(a)*                                 453,200         6,331,204
Quest Software, Inc.(a)                               300,300         4,105,101
VeriFone Holdings, Inc.(a)*                           189,800         5,361,850
                                                                 --------------
                                                                     25,737,402
Miscellaneous-2.6%
Electronics for Imaging, Inc.(a)                      282,100         5,692,778
Exar Corp.(a)                                         226,200         2,929,290
MICROS Systems, Inc.(a)*                               18,660           746,400
                                                                 --------------
                                                                      9,368,468
                                                                 --------------
                                                                     81,766,824
Health Care-14.7%
Biotechnology-3.5%
BioMarin Pharmaceutical, Inc.(a)*                      86,700         1,266,687
Coley Pharmaceutical Group, Inc.(a)*                   36,900           401,472
Cubist Pharmaceuticals, Inc.(a)                       122,900         2,816,868
Nektar Therapeutics(a)*                                85,900         1,400,170
Neopharm, Inc.(a)*                                    114,900           522,795
PDL BioPharma, Inc.(a)                                 41,700           751,017
Renovis, Inc.(a)*                                      56,500           714,725
Senomyx, Inc.(a)*                                     240,200         3,365,202
Telik, Inc.(a)*                                        22,500           381,600
ZymoGenetics, Inc.(a)                                  48,800           920,856
                                                                 --------------
                                                                     12,541,392
Medical Products-5.1%
Abaxis, Inc.(a)*                                      191,430         4,339,718
ArthroCare Corp.(a)*                                  125,300         5,518,212
Dexcom, Inc.(a)*                                      147,500         1,753,775
Meridian Bioscience, Inc.                             169,900         3,567,900
OraSure Technologies, Inc.(a)*                         40,000           373,600
Ventana Medical Systems, Inc.(a)*                      67,400         3,141,514
                                                                 --------------
                                                                     18,694,719


10 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Medical Services-6.1%
LCA-Vision, Inc.                                       10,000    $      431,500
LHC Group, Inc.(a)                                    114,000         2,409,960
Psychiatric Solutions, Inc.(a)*                       250,600         7,891,394
Stericycle, Inc.(a)*                                   83,330         5,598,110
United Surgical Partners International, Inc.(a)*       60,750         1,500,525
Visicu, Inc.(a)*                                       71,860           935,617
WellCare Health Plans, Inc.(a)*                        70,531         3,460,251
                                                                 --------------
                                                                     22,227,357
                                                                 --------------
                                                                     53,463,468
Energy-12.0%
Oil Service-8.1%
CARBO Ceramics, Inc.*                                  54,300         2,111,727
Core Laboratories N.V.(a)                              78,930         5,761,890
Dril-Quip, Inc.(a)*                                    61,200         5,170,788
FMC Technologies, Inc.(a)*                             51,040         3,216,541
Hydril Co.(a)                                          55,900         3,872,193
Superior Well Services, Inc.(a)                        70,900         1,770,373
Tesco Corp.(a)                                        116,000         2,375,680
W-H Energy Services, Inc.(a)*                          92,400         5,083,848
                                                                 --------------
                                                                     29,363,040
Miscellaneous-3.9%
Aventine Renewable Energy Holdings, Inc.(a)*           64,500         1,909,200
Bill Barrett Corp.(a)*                                137,200         4,242,224
EXCO Resources, Inc.(a)                               185,100         2,391,492
Helmerich & Payne, Inc.                                66,400         1,837,952
Range Resources Corp.                                 136,000         3,822,960
                                                                 --------------
                                                                     14,203,828
                                                                 --------------
                                                                     43,566,868
Finance-7.8%
Banking-Regional-0.8%
Capitol Bancorp, Ltd.                                  11,500           458,850
Community Bancorp(a)                                   69,400         2,337,392
                                                                 --------------
                                                                      2,796,242
Brokerage & Money Management-4.0%
Affiliated Managers Group, Inc.(a)*                    50,100         4,586,655
Greenhill & Co., Inc.*                                 85,900         4,978,764
OptionsXpress Holdings, Inc.                          191,500         5,013,470
                                                                 --------------
                                                                     14,578,889
Mortgage Banking-0.6%
First Republic Bank                                    52,600         2,237,078

Miscellaneous-2.4%
Clayton Holdings, Inc.(a)*                            137,410         1,793,200
Morningstar, Inc.(a)                                  112,000         4,241,440
Primus Guaranty, Ltd.(a)*                             233,740         2,758,132
                                                                 --------------
                                                                      8,792,772
                                                                 --------------
                                                                     28,404,981


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 11


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Capital Goods-5.3%
Electrical Equipment-1.1%
Essex Corp.(a)*                                       249,500    $    3,832,320

Machinery-2.1%
Actuant Corp. Class A*                                 36,400         1,601,964
Bucyrus International, Inc. Class A                    99,800         4,861,258
Oshkosh Truck Corp.                                    25,200         1,080,576
                                                                 --------------
                                                                      7,543,798
Pollution Control-0.0%
Basin Water, Inc.(a)*                                  16,000           140,800

Miscellaneous-2.1%
IDEX Corp.                                            105,200         4,570,940
Simpson Manufacturing Co., Inc.*                      112,000         3,136,000
                                                                 --------------
                                                                      7,706,940
                                                                 --------------
                                                                     19,223,858
Basic Industry-3.9%
Chemicals-1.4%
Hexcel Corp.(a)*                                      344,200         4,946,154

Miscellaneous-2.5%
Knoll, Inc.                                           316,000         5,435,200
U.S. Concrete, Inc.(a)                                408,700         3,559,777
                                                                 --------------
                                                                      8,994,977
                                                                 --------------
                                                                     13,941,131
Transportation-2.5%
Air Freight-1.1%
UTI Worldwide, Inc.*                                  168,400         3,923,720

Shipping-1.4%
Kirby Corp.(a)*                                       163,100         5,237,141
                                                                      9,160,861

Multi-Industry Companies-1.3%
Multi-Industry Companies-1.3%
GFI Group, Inc.(a)                                     79,300         4,548,648

Industrials-1.0%
Miscellaneous-1.0%
Astec Industries, Inc.(a)                             176,000         3,731,200

Consumer Staples-0.8%
Food-0.8%
The Hain Celestial Group, Inc.(a)                     134,800         2,911,680

Total Common Stocks
  (cost $305,871,597)                                               352,976,918


12 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-3.3%
Time Deposit-3.3%
State Street Euro Dollar
  4.60%, 8/01/06
  (cost $12,023,000)                                 $ 12,023    $   12,023,000

Total Investments Before Security Lending
  Collateral-100.5%
  (cost $317,894,597)                                               364,999,918

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-24.5%
Short-Term Investment
UBS Private Money Market Fund, LLC
  (cost $89,074,499)                               89,074,499        89,074,499

Total Investments-125.0%
  (cost $406,969,096)                                               454,074,417
Other assets less liabilities-(25.0)%                               (90,673,097)

Net Assets-100%                                                  $  363,401,320


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 13


STATEMENT OF ASSETS & LIABILITIES
July 31, 2006

Assets
Investments in securities, at value (cost $406,969,096--
  including investment of cash collateral for securities
  loaned of $89,074,499)                                       $ 454,074,417(a)
Cash                                                                     500
Receivable for investment securities sold                         10,557,511
Receivable for capital stock sold                                  3,851,202
Dividends and interest receivable                                     33,431
Total assets                                                     468,517,061

Liabilities
Payable for collateral on securities loaned                       89,074,499
Payable for investment securities purchased                       11,435,893
Payable for capital stock redeemed                                 3,417,332
Advisory fee payable                                                 685,469
Distribution fee payable                                             138,339
Transfer Agent fee payable                                           125,862
Administrative fee payable                                            27,996
Accrued expenses                                                     210,351
Total liabilities                                                105,115,741
Net Assets                                                     $ 363,401,320

Composition of Net Assets
Capital stock, at par                                          $      31,736
Additional paid-in capital                                       536,594,901
Accumulated net investment loss                                      (22,574)
Accumulated net realized loss on investment transactions        (220,308,064)
Net unrealized appreciation of investments                        47,105,321
                                                               $ 363,401,320

Net Asset Value Per Share--21 billion shares of capital stock authorized, $.002 par value

                                           Shares          Net Asset
Class               Net Assets          Outstanding          Value
-----------------------------------------------------------------------
A                 $ 217,105,536          9,022,451         $ 24.06*
B                 $  68,340,291          3,400,751         $ 20.10
C                 $  30,007,998          1,488,723         $ 20.16
Advisor           $  22,396,392            903,377         $ 24.79
R                 $     427,887             17,782         $ 24.06
K                 $     479,024             19,835         $ 24.15
I                 $  24,644,192          1,015,082         $ 24.28


* The maximum offering price per share for Class A shares was $25.13 which reflects a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $85,052,429 (see Note E).

See notes to financial statements.


14 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


STATEMENT OF OPERATIONS
Year Ended July 31, 2006

Investment Income
Dividends                                         $    804,570
Interest                                               286,646
Securities lending income                              148,028     $  1,239,244

Expenses
Advisory fee                                         2,976,390
Distribution fee--Class A                              595,206
Distribution fee--Class B                              999,032
Distribution fee--Class C                              320,759
Distribution fee--Class R                                  116
Distribution fee--Class K                                  506
Transfer agency--Class A                               872,846
Transfer agency--Class B                               469,515
Transfer agency--Class C                               134,085
Transfer agency--Advisor Class                          76,984
Transfer agency--Class R                                    49
Transfer agency--Class K                                   431
Transfer agency--Class I                                 9,696
Printing                                               426,268
Custodian                                              208,883
Legal                                                  115,829
Registration                                           100,376
Administrative                                          84,285
Audit                                                   52,271
Directors' fees                                         29,372
Miscellaneous                                           21,976
Total expenses                                       7,494,875
Less: expense offset arrangement
  (see Note B)                                         (50,364)
Net expenses                                                          7,444,511
Net investment loss                                                  (6,205,267)

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain on
  investment transactions                                            57,040,433
Net change in unrealized
  appreciation/depreciation
  of investments                                                    (47,627,420)
Net gain on investment
  transactions                                                        9,413,013
Net Increase in Net Assets
  from Operations                                                  $  3,207,746


See notes to financial statements.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 15


STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                    July 31,         July 31,
                                                     2006             2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                             $   (6,205,267)  $   (6,540,793)
Net realized gain on investment
  transactions                                      57,040,433       38,954,593
Net change in unrealized
  appreciation/depreciation
  of investments                                   (47,627,420)      40,011,829
Net increase in net assets
  from operations                                    3,207,746       72,425,629

Capital Stock Transactions
Net decrease                                       (37,265,903)     (56,234,554)
Total increase (decrease)                          (34,058,157)      16,191,075

Net Assets
Beginning of period                                397,459,477      381,268,402
End of period, (including accumulated
  net investment loss of ($22,574)
  and $0, respectively)                         $  363,401,320   $  397,459,477


See notes to financial statements.


16 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
July 31, 2006

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the "Company"), is a Maryland corporation. The Company currently has two series, AllianceBernstein Small Cap Growth Portfolio (the "Fund") and AllianceBernstein Small/Mid-Cap Growth Portfolio, each of which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. AllianceBernstein Small/Mid-Cap Growth Portfolio is currently unfunded. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 17


sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the


18 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 19


in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the value of the net assets of the Fund at the close of business of the previous quarter. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter. The fee is accrued daily and paid quarterly.

Pursuant to the advisory agreement, the Fund paid $84,285 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 2006.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation amounted to $872,797 for the year ended July 31, 2006.

For the year ended July 31, 2006, the Fund's expenses were reduced by $50,364 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charge of $8,194 from the sale of Class A shares and received $5,930, $53,900 and $2,561 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2006.

Brokerage commissions paid on investment transactions for the year ended July 31, 2006 amounted to $870,701, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


20 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $20,976,112, $2,303,638, $170 and $0, for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2006 were as follows:

                                                   Purchases         Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $  307,483,936   $  357,688,911
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $  409,829,730
Gross unrealized appreciation                                    $   69,718,486
Gross unrealized depreciation                                       (25,473,799)
Net unrealized appreciation                                      $   44,244,687


NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Securities LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 21


certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of July 31, 2006, the Fund had loaned securities with a value of $85,052,429 and received cash collateral which was invested in a money market fund valued at $89,074,499 as included in the accompanying portfolio of investments. For the year ended July 31, 2006, the Fund earned fee income of $148,028 which is included in the accompanying statement of operations.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended     Year Ended
                        July 31,      July 31,       July 31,       July 31,
                         2006          2005           2006           2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            1,383,394     1,458,713   $  35,456,140   $  32,158,097
Shares converted
  from Class B         1,357,331       899,115      34,600,492      19,086,070
Shares redeemed       (2,433,831)   (3,080,332)    (61,702,440)    (67,049,776)
Net increase
  (decrease)             306,894      (722,504)  $   8,354,192   $ (15,805,609)

Class B
Shares sold              421,342       365,519   $   9,313,607   $   6,663,015
Shares converted
  to Class A          (1,619,119)   (1,028,852)    (34,600,492)    (19,086,070)
Shares redeemed       (1,444,979)   (2,385,751)    (30,505,116)    (43,401,377)
Net decrease          (2,642,756)   (3,049,084)  $ (55,792,001)  $ (55,824,432)

Class C
Shares sold              276,386       139,497   $   6,328,750   $   2,566,054
Shares redeemed         (421,792)     (619,244)     (8,913,559)    (11,281,762)
Net decrease            (145,406)     (479,747)  $  (2,584,809)  $  (8,715,708)


22 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                        July 31,      July 31,       July 31,        July 31,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
Advisor Class
Shares sold              496,544       330,683   $  12,904,733   $   7,615,812
Shares redeemed         (219,166)      (97,018)     (5,879,886)     (2,157,377)
Net increase             277,378       233,665   $   7,024,847   $   5,458,435


                                     March 1,                        March 1,
                                    2005(a) to                      2005(a) to
                                  July 31, 2005                   July 31, 2005
                                   ------------                  --------------
Class R
Shares sold               17,533           441    $    420,768   $      10,100
Shares redeemed             (192)           -0-         (4,732)             -0-
Net increase              17,341           441    $    416,036   $      10,100

Class K
Shares sold               19,831           441    $    528,814   $      10,100
Shares redeemed             (437)           -0-        (11,875)             -0-
Net increase              19,394           441    $    516,939   $      10,100

Class I
Shares sold              329,984       877,279    $  8,665,108   $  19,583,740
Shares redeemed         (150,428)      (41,753)     (3,866,215)       (951,180)
Net increase             179,556       835,526    $  4,798,893   $  18,632,560

(a)  Commencement of distribution.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") in-


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 23


tended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2006.

NOTE I

Components of Accumulated Earnings (Deficit)

As of July 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $ (217,470,004)(a)
Unrealized appreciation/(depreciation)                           44,244,687(b)
Total accumulated earnings/(deficit)                         $ (173,225,317)


(a) On July 31, 2006, the Fund had a net capital loss carryforward for federal income tax purposes of $217,470,004 of which $71,010,305 expires in the year 2010 and $146,459,699 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforward of $55,752,089.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and to Passive Foreign Investment Company ("PFIC") mark to market gain recognition.

During the current fiscal year, permanent differences primarily due to a net investment loss resulted in a decrease in accumulated net investment loss and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized


24 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 25


Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


26 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 27


Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

Note K

Recent Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.


28 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class A
                              -------------------------------------------------------------------------------------------
                                                                                   October 1,          Year Ended
                                             Year Ended July 31,                    2002 to            September 30,
                              ------------------------------------------------      July 31,    -------------------------
                                   2006            2005             2004            2003(a)         2002         2001
                              -------------  ---------------  ----------------  --------------  ------------  -----------
Net asset value,
  beginning of period             $23.85          $19.70          $17.30             $13.34          $16.25       $30.76

Income From Investment
  Operations
Net investment loss(b)              (.34)           (.30)(c)        (.33)(c)(d)        (.24)           (.30)        (.35)
Net realized and unrealized
  gain (loss) on investment
  transactions                       .55            4.45            2.73               4.20           (2.61)      (11.46)
Net increase (decrease)
  in net asset value from
  operations                         .21            4.15            2.40               3.96           (2.91)      (11.81)

Less: Distributions
Distributions from net
  realized gain on
  investment transactions             -0-             -0-             -0-                -0-             -0-        (.72)
Distributions in excess of
  net realized gain on
  investment transactions             -0-             -0-             -0-                -0-             -0-       (1.98)
Total distributions                   -0-             -0-             -0-                -0-             -0-       (2.70)
Net asset value,
  end of period                   $24.06          $23.85          $19.70             $17.30          $13.34       $16.25

Total Return
Total investment return
  based on net asset
  value(e)                           .88%          21.07%          13.87%             29.69%         (17.91)%     (41.42)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)               $217,106        $207,873        $185,906           $184,378        $156,340     $232,456
Ratio to average net
  assets of:
  Expenses, net of
    waivers/reimbursements          1.68%(f)(g)     1.60%           1.85%              2.32%(h)        1.92%        1.79%
  Expenses, before
    waivers/reimbursements          1.68%(f)(g)     1.63%           2.01%              2.32%(h)        1.92%        1.79%
  Net investment loss              (1.35)%(f)      (1.37)%(c)      (1.67)%(c)(d)      (1.95)%(h)      (1.71)%      (1.58)%
Portfolio turnover rate               79%             82%             94%                94%             98%         109%


See footnote summary on page 35.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class B
                              -------------------------------------------------------------------------------------------
                                                                                   October 1,          Year Ended
                                             Year Ended July 31,                    2002 to            September 30,
                              ------------------------------------------------      July 31,    -------------------------
                                   2006            2005             2004            2003(a)         2002         2001
                              -------------  ---------------  ----------------  --------------  ------------  -----------
Net asset value,
  beginning of period             $20.08          $16.72          $14.80             $11.49          $14.11       $27.30

Income From Investment
  Operations
Net investment loss(b)              (.46)           (.39)(c)        (.42)(c)(d)        (.28)           (.39)        (.45)
Net realized and unrealized
  gain (loss) on investment
  transactions                       .48            3.75            2.34               3.59           (2.23)      (10.04)
Net increase (decrease)
  in net asset value from
  operations                         .02            3.36            1.92               3.31           (2.62)      (10.49)

Less: Distributions
Distributions from net
  realized gain on
  investment transactions             -0-             -0-             -0-                -0-             -0-        (.72)
Distributions in excess of
  net realized gain on
  investment transactions             -0-             -0-             -0-                -0-             -0-       (1.98)
Total distributions                   -0-             -0-             -0-                -0-             -0-       (2.70)
Net asset value,
  end of period                   $20.10          $20.08          $16.72             $14.80          $11.49       $14.11

Total Return
Total investment return based
  on net asset value(e)              .10%          20.10%          12.97%             28.81%         (18.57)%     (41.88)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                $68,340        $121,348        $152,031           $168,554        $159,791     $257,161
Ratio to average net
  assets of:
  Expenses, net of
    waivers/reimbursements          2.50%(f)(g)     2.40%           2.65%              3.14%(h)        2.72%        2.57%
  Expenses, before
    waivers/reimbursements          2.50%(f)(g)     2.43%           2.81%              3.14%(h)        2.72%        2.57%
  Net investment loss              (2.17)%(f)      (2.17)%(c)      (2.47)%(c)(d)      (2.78)%(h)      (2.50)%      (2.36)%
Portfolio turnover rate               79%             82%             94%                94%             98%         109%


See footnote summary on page 35.


30 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Class C
                              -------------------------------------------------------------------------------------------
                                                                                   October 1,          Year Ended
                                             Year Ended July 31,                    2002 to            September 30,
                              ------------------------------------------------      July 31,    -------------------------
                                   2006            2005             2004            2003(a)         2002         2001
                              -------------  ---------------  ----------------  --------------  ------------  -----------
Net asset value,
  beginning of period             $20.13          $16.75          $14.82             $11.50          $14.13       $27.32

Income From Investment
  Operations
Net investment loss(b)              (.45)           (.39)(c)        (.42)(c)(d)        (.28)           (.39)        (.45)
Net realized and unrealized
  gain (loss) on investment
  transactions                       .48            3.77            2.35               3.60           (2.24)      (10.04)
Net increase (decrease)
  in net asset value from
  operations                         .03            3.38            1.93               3.32           (2.63)      (10.49)

Less: Distributions
Distributions from net
  realized gain on
  investment transactions             -0-             -0-             -0-                -0-             -0-        (.72)
Distributions in excess
  of net realized gain on
  investment transactions             -0-             -0-             -0-                -0-             -0-       (1.98)
Total distributions                   -0-             -0-             -0-                -0-             -0-       (2.70)
Net asset value,
  end of period                   $20.16          $20.13          $16.75             $14.82          $11.50       $14.13

Total Return
Total investment return based
  on net asset value(e)              .15%          20.18%          13.02%             28.87%         (18.61)%     (41.85)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                $30,008         $32,895         $35,410            $39,434         $37,256      $60,925
Ratio to average net
  assets of:
  Expenses, net of
    waivers/reimbursements          2.43%(f)(g)     2.36%           2.61%              3.10%(h)        2.71%        2.56%
  Expenses, before
    waivers/reimbursements          2.43%(f)(g)     2.39%           2.77%              3.10%(h)        2.71%        2.56%
  Net investment loss              (2.11)%(f)      (2.12)%(c)      (2.43)%(c)(d)      (2.73)%(h)      (2.49)%      (2.35)%
Portfolio turnover rate               79%             82%             94%                94%             98%         109%


See footnote summary on page 35.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 31


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    Advisor Class
                              -------------------------------------------------------------------------------------------
                                                                                   October 1,          Year Ended
                                             Year Ended July 31,                    2002 to            September 30,
                              ------------------------------------------------      July 31,    -------------------------
                                   2006            2005             2004            2003(a)         2002         2001
                              -------------  ---------------  ----------------  --------------  ------------  -----------
Net asset value,
  beginning of period             $24.51          $20.19          $17.68             $13.60          $16.52       $31.07

Income From Investment
  Operations
Net investment loss(b)              (.28)           (.25)(c)        (.29)(c)(d)        (.21)           (.28)        (.29)
Net realized and unrealized
  gain (loss) on investment
  transactions                       .56            4.57            2.80               4.29           (2.64)      (11.56)
Net increase (decrease)
  in net asset value from
  operations                         .28            4.32            2.51               4.08           (2.92)      (11.85)

Less: Distributions
Distributions from net
  realized gain on
  investment transactions             -0-             -0-             -0-                -0-             -0-        (.72)
Distributions in excess of
  net realized gain on
  investment transactions             -0-             -0-             -0-                -0-             -0-       (1.98)
Total distributions                   -0-             -0-             -0-                -0-             -0-       (2.70)
Net asset value,
  end of period                   $24.79          $24.51          $20.19             $17.68          $13.60       $16.52

Total Return
Total investment return based
  on net asset value(e)             1.14%          21.40%          14.20%             30.00%         (17.68)%     (41.11)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                $22,396         $15,342          $7,921             $9,016          $8,916      $68,730
Ratio to average net
  assets of:
  Expenses, net of
    waivers/reimbursements          1.39%(f)(g)     1.34%           1.59%              2.05%(h)        1.60%        1.52%
  Expenses, before
    waivers/reimbursements          1.39%(f)(g)     1.37%           1.74%              2.05%(h)        1.60%        1.52%
  Net investment loss              (1.07)%(f)      (1.11)%(c)      (1.41)%(c)(d)      (1.69)%(h)      (1.41)%      (1.31)%
Portfolio turnover rate               79%             82%             94%                94%             98%         109%


See footnote summary on page 35.


32 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             Class R
                                                     -----------------------
                                                        Year       March 1,
                                                       Ended      2005(i) to
                                                      July 31,     July 31,
                                                        2006         2005
                                                     ----------   ----------
Net asset value, beginning of period                  $23.86        $22.88

Income From Investment Operations
Net investment loss(b)                                  (.16)         (.12)
Net realized and unrealized gain on investment
  transactions                                           .36          1.10
Net increase in net asset value from operations          .20           .98
Net asset value, end of period                        $24.06        $23.86

Total Return
Total investment return based on net asset value(e)      .84%         4.28%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $428           $11
Ratio to average net assets of:
  Expenses                                              1.80%(f)(g)   1.56%(h)
  Net investment loss                                  (1.28)%(f)    (1.37)%(h)
Portfolio turnover rate                                   79%           82%


See footnote summary on page 35.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             Class K
                                                     -----------------------
                                                        Year       March 1,
                                                       Ended      2005(i) to
                                                      July 31,     July 31,
                                                        2006         2005
                                                     ----------   ----------
Net asset value, beginning of period                  $23.89        $22.88

Income From Investment Operations
Net investment loss(b)                                  (.24)         (.10)
Net realized and unrealized gain on investment
  transactions                                           .50          1.11
Net increase in net asset value from operations          .26          1.01
Net asset value, end of period                        $24.15        $23.89

Total Return
Total investment return based on net asset value(e)     1.09%         4.41%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $479           $11
Ratio to average net assets of:
  Expenses                                              1.39%(f)(g)   1.29%(h)
  Net investment loss                                   (.97)%(f)    (1.09)%(h)
Portfolio turnover rate                                   79%           82%


See footnote summary on page 35.


34 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            Class I
                                                   -------------------------
                                                       Year         March 1,
                                                       Ended      2005(i) to
                                                      July 31,     July 31,
                                                        2006         2005
                                                   -----------   -----------
Net asset value, beginning of period                 $23.91         $22.88

Income From Investment Operations
Net investment loss(b)                                 (.18)          (.06)
Net realized and unrealized gain on investment
  transactions                                          .55           1.09
Net increase in net asset value from operations         .37           1.03
Net asset value, end of period                       $24.28         $23.91

Total Return
Total investment return based on net asset
  value(e)                                             1.55%          4.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)           $24,644        $19,981
Ratio to average net assets of:
  Expenses                                             1.03%(f)(g)    1.36%(h)
  Net investment loss                                  (.71)%(f)     (1.16)%(h)
Portfolio turnover rate                                  79%            82%


(a)  The Fund changed its fiscal year end from September to July 31.

(b)  Based on average shares outstanding.

(c)  Net of fees and expenses waived/reimbursed by the Adviser.

(d)  Net of fees and expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(g) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                         Year Ended
                       July 31, 2006
                      ----------------
     Class A                1.66%
     Class B                2.49%
     Class C                2.42%
     Advisor Class          1.38%
     Class R                1.78%
     Class K                1.38%
     Class I                1.02%

(h)  Annualized.

(i)  Commencement of distributions.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 35


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Cap Fund, Inc.
AllianceBernstein Small Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Small Cap Growth Portfolio (the "Fund"), of the AllianceBernstein Cap Fund, Inc., including the portfolio of investments, as of July 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small Cap Growth Portfolio of the AllianceBernstein Cap Fund, Inc. at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with the U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
September 8, 2006


36 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


BOARD OF DIRECTORS

William H. Foulk, Jr..(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Bruce K. Aronow, Senior Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Bardong, Vice President
Kumar Kirpalani, Vice President
Samantha Lau, Vice President
Wen-Tse Tseng, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Distributor

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The management of and investment decisions for the Fund's portfolio are made by the Adviser's team of Small Cap Growth research sector heads. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Mr. Bruce Aronow, Mr. Kumar Kirpalani, Ms. Samantha Lau and Mr. Wen-Tse Tseng, members of the Adviser's Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Fund's Portfolio.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 37


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                PORTFOLIOS
                                                                                 IN FUND           OTHER
   NAME, ADDRESS,                           PRINCIPAL                             COMPLEX       TRUSTEESHIP
   DATE OF BIRTH,                          OCCUPATION(S)                        OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                      TRUSTEE          TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

Marc O. Mayer, ++                   Executive Vice President of                     111         SCB Partners,
1345 Avenue of the                  AllianceBernstein L.P.                                        Inc. and
Americas                            ("AllianceBernstein") since 2001                               SCB Inc.
New York, NY 10105                  and Executive Managing Director
10/2/1957                           of AllianceBernstein Investments,
(2003)                              Inc. ("ABI") since 2003; prior thereto
                                    he was head of AllianceBernstein
                                    Institutional Investments, a unit of
                                    AllianceBernstein from 2001-2003.
                                    Prior thereto, Chief Executive
                                    Officer of Sanford C. Bernstein &
                                    Co., LLC (institutional research
                                    and brokerage arm of Bernstein &
                                    Co. LLC) ("SCB & Co.") and its
                                    predecessor since prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ##        Investment Adviser and an                       113             None
P.O. Box 5060                       Independent Consultant. He
Greenwich, CT 06831                 was formerly Senior Manager
9/7/1932                            of Barrett Associates, Inc., a
(1992)                              registered investment adviser,
Chairman of the Board               with which he had been associated
                                    since prior to 2001. He was for-
                                    merly Deputy Comptroller and
                                    Chief Investment Officer of the
                                    State of New York and, prior
                                    thereto, Chief Investment Officer of
                                    the New York Bank for Savings.

Ruth Block, #, **                   Formerly Executive Vice                         100             None
500 SE Mizner Blvd.                 President and Chief Insurance
Boca Raton, FL 33432                Officer of The Equitable Life
11/7/1930                           Assurance Society of the United
(1992)                              States; Chairman and Chief
                                    Executive Officer of Evlico (insur-
                                    ance); Director of Avon, BP (oil
                                    and gas), Ecolab Incorporated
                                    (specialty chemicals), Tandem
                                    Financial Group and Donaldson,
                                    Lufkin & Jenrette Securities
                                    Corporation; and Governor at
                                    Large, National Association of
                                    Securities Dealers, Inc.


38  ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


                                                                                PORTFOLIOS
                                                                                 IN FUND           OTHER
   NAME, ADDRESS,                           PRINCIPAL                             COMPLEX       TRUSTEESHIP
   DATE OF BIRTH,                          OCCUPATION(S)                        OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                      TRUSTEE          TRUSTEE
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

David H. Dievler, #                 Independent Consultant. Until                   112             None
P.O. Box 167                        December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of AllianceBernstein
10/23/1929                          Corporation ("AB Corp.")
(1987)                              responsible for mutual fund
                                    administration. Prior to joining AB
                                    Corp. in 1984, he was Chief
                                    Financial Officer of Eberstadt Asset
                                    Management since 1968. Prior to
                                    that, he was a Senior Manager at
                                    Price Waterhouse & Co. Member
                                    of American Institute of Certified
                                    Public Accountants since 1953.

John H. Dobkin, #                   Consultant. Formerly President                  111             None
P.O. Box 12                         of Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002,
2/19/1942                           Senior Advisor from June 1999-
(1994)                              June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December
                                    1989-May 1999. Previously,
                                    Director of the National Academy
                                    of Design and during 1988-1992,
                                    Director and Chairman of the Audit
                                    Committee of AB Corp.

Michael J. Downey, #                Consultant since January 2004.                  111          Asia Pacific
c/o AllianceBernstein L.P.          Formerly managing partner of                                   Fund, Inc.
Attn: Philip L. Kirstein            Lexington Capital, LLC (investment                              and The
1345 Avenue of the                  advisory firm) from December 1997                             Merger Fund
Americas                            until December 2003. Prior thereto,
New York, NY 10105                  Chairman and CEOof Prudential
1/26/1944                           Mutual Fund Management
(2005)                              from 1987 to 1993.

D. James Guzy, #                    Chairman of the Board of PLX                    111              Intel
P.O. Box 128                        Technology (semi-conductors) and                              Corporation
Glenbrook, NV 89413                 of SRC Computers Inc., with which                                (semi-
3/7/1936                            he has been associated since prior                            conductors);
(2005)                              to 2001. He is also President of the                         Cirrus Logic
                                    Arbor Company (private family                                 Corporation
                                    investments).                                                   (semi-
                                                                                                  conductors)
                                                                                                    and the
                                                                                                 Davis Selected
                                                                                                 Advisors Group
                                                                                                 of Mutual Funds.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 39


                                                                                PORTFOLIOS
                                                                                 IN FUND           OTHER
   NAME, ADDRESS,                           PRINCIPAL                             COMPLEX       TRUSTEESHIP
   DATE OF BIRTH,                          OCCUPATION(S)                        OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                      TRUSTEE          TRUSTEE
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Nancy P. Jacklin, #                 Formerly U.S. Executive Director of             111             None
4046 Chancery Court, NW             the International Monetary Fund
Washington, DC 20007                (December 2002-May 2006);
5/22/1948                           partner, Clifford Chance (1992-
(2006)                              2002); Senior Counsel,
                                    International Banking and Finance,
                                    and Associate General Counsel,
                                    Citicorp (1985-1992); Assistant
                                    General Counsel (International),
                                    Federal Reserve Board of
                                    Governors (1982-1985); and
                                    Attorney Advisor, U.S. Department
                                    of the Treasury (1973-1982).
                                    Member of the Bar of the District of
                                    Columbia and of New York; mem-
                                    ber of the Council on Foreign
                                    Relations.

Marshall C. Turner, Jr., #          Principal of Turner Venture                     111          The George
220 Montgomery Street               Associates since prior to 2001.                                Lucas
Penthouse 10                        From 2003 until May 31, 2006, he                             Educational
San Francisco, CA                   was CEO of Toppan Photomasks,                                Foundation
94104-3402                          Inc., Austin, Texas (semi-conductor                          and National
10/10/1941                          manufacturing services).                                    Datacast, Inc.
(2005)

*  There is no stated term of office for the Fund's Directors.

** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

++ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of AllianceBernstein.

# Member of the Audit Committee, the Governance and Nominating Committee and Independent Directors Committee.

##  Member of the Fair Value Pricing Committee.


40 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Officers Information

Certain information concerning the Fund's Officers is listed below.


   NAME, ADDRESS*                       POSITION(S)                       PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                    HELD WITH FUND                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                       President and Chief             See biography above
10/2/1957                           Executive Officer

Bruce K. Aronow                     Senior Vice President           Senior Vice President of
7/2/1966                                                            AllianceBernstein,** with which he has
                                                                    been associated since prior to 2001.

Philip L. Kirstein                  Senior Vice President           Senior Vice President, and Independent
5/29/1945                           and Independent                 Compliance Officer of the
                                    Compliance Officer              AllianceBernstein Funds, with which he
                                                                    has been associated since October
                                                                    2004. Prior thereto, he was Of Counsel
                                                                    to Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel and of Merrill Lynch
                                                                    Investment Managers L.P. since prior to
                                                                    2001 until March 2003.

Thomas J. Bardong                   Vice President                  Senior Vice President of
4/28/1945                                                           AllianceBernstein,** with which he has
                                                                    been associated since prior to 2001.

Kumar Kirpalani                     Vice President                  Vice President of AllianceBernstein,**
1/29/1954                                                           with which he has been associated
                                                                    since prior to 2001.

Samantha Lau                        Vice President                  Senior Vice President of
10/15/1972                                                          AllianceBernstein,** with which she has
                                                                    been associated since prior to 2001.

Wen-Tse Tseng                       Vice President                  Vice President of AllianceBernstein,**
12/1/1965                                                           with which he has been associated
                                                                    since February 2006. Prior thereto, he
                                                                    was the healthcare sector portfolio
                                                                    manager for the small-cap growth team
                                                                    at William D. Witter from August 2003
                                                                    to February 2006. He also worked at
                                                                    Weiss, Peck & Greer, managing the
                                                                    healthcare sector with the same team
                                                                    with which he worked at William D.
                                                                    Witter from April 2002 to August 2003.
                                                                    Prior thereto, he was a senior
                                                                    healthcare analyst at JP Morgan
                                                                    Fleming Asset Management since prior
                                                                    to 2001.

Emilie D. Wrapp                     Secretary                       Senior Vice President, Assistant
11/13/1955                                                          General Counsel and Assistant
                                                                    Secretary of ABI**, with which she has
                                                                    been associated since prior to 2001.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 41



   NAME, ADDRESS*                       POSITION(S)                       PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                    HELD WITH FUND                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Joseph J. Mantineo                  Treasurer and Chief             Senior Vice President of
3/28/1959                           Financial Officer               AllianceBernstein Investor Services, Inc.
                                                                     ("ABIS"),** with which he has been
                                                                    associated since prior to 2001.

Vincent S. Noto                     Controller                      Vice President of ABIS,** with which he
12/14/1964                                                          has been associated since prior to
                                                                    2001.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  AllianceBernstein, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


42 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Information Regarding the Review and Approval of the Fund's Advisory Agreement

In this disclosure, the term "Company" refers to AllianceBernstein Cap Fund, Inc., and the term "Fund" refers to AllianceBernstein Small Cap Growth Portfolio.

The Company's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Company and the Adviser in respect of the Fund at a meeting held on June 14, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Company's Senior Officer (who is also the Company's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in two private sessions at which only the directors, their independent counsel and the Company's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 43


3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider


44 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Company who are affiliated persons of the Adviser and of the officers of the Company.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 45


been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its


46 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2006 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks ("ECNs") in connection with certain of such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 16 to 5 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 96 to 26 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended December 31, 2005 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Fund as compared to the Russell 2000 Growth Index (the "Index") for periods ended December 31, 2005 over the 1-, 3-, 5- and 10-year periods. The directors noted that in the Performance Group comparison the Fund was in the 4th quintile in the 1-year period, 2nd quintile in the 3-year period and 4th quintile in the 5- and 10-year periods and in the Performance Universe comparison the Fund was in the 4th


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 47


quintile in the 1-year period, 2nd quintile in the 3-year period, 3rd quintile in the 5-year period and 4th quintile in the 10-year period. The comparative information showed that the Fund outperformed the Index in the 1- and 10-year periods, and underperformed the Index in the 3 and 5-year periods. Comparative information was not available for the since inception period (February 1969 inception). Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products that have a substantially similar investment style as the Fund. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at much lower asset levels than those in the fee schedule applicable to the Fund although the institututional fee schedule provided for higher rates on the first $150 million of assets. The directors also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be slightly higher than that in the Fund's Advisory Agreement (including the impact of the two basis point expense reimbursement to the Adviser pursuant to the Agreement). The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information provided by the Adviser that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Portfolio at lower fee rates than that paid by the Fund.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Company's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and


48 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/ objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 75 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 2 basis points, and that as a result the total compensation received by the Adviser from the Fund pursuant to the Advisory Agreement was only somewhat lower than the Expense Group median. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee rate schedule as the Fund except that the Fund's fee is a quarterly fee based on net asset value at the end of each quarter and the portfolio's fee is a monthly fee based on average daily net assets. The directors noted that the Fund's total expense ratio was somewhat higher than the Expense Group median and slightly higher than the Expense Universe median. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are real-


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 49


ized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


50 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Cap Fund, Inc. (the "Fund"), in respect of AllianceBernstein Small Cap Growth Portfolio and AllianceBernstein Small/Mid Cap Growth Portfolio(2) (each a "Portfolio" and collectively the "Portfolios"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(3) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement in respect of the Portfolios. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services;

2.  Management fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Portfolios grow larger; and

6. Nature and quality of the Adviser's services including the performance of the Portfolios.


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolios.

(2)  The Portfolio has not yet commenced operations.

(3)  Future references to the Portfolios do not include "AllianceBernstein."


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 51


PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that each Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December
2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(4)

              Net Assets
              02/28/06
Category     (million)           Advisory Fee(5)                  Portfolio
-----------------------------------------------------------------------------------------
Growth        $414.1       75 bp on 1st $2.5 billion      Small Cap Growth Portfolio
              $100.0(6)    65 bp on next $2.5 billion     Small/Mid Cap Growth Portfolio
                           60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolios. Indicated below is the reimbursement amount, which the Adviser received from Small Cap Growth Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                           As a % of Average
Portfolio                                 Amount            Daily Net Assets
-------------------------------------------------------------------------------
Small Cap Growth Portfolio                $81,543                0.02%

The Adviser has agreed to waive that portion of its management fees and/or reimburse Small/Mid Cap Growth Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio's expense ratios to the amounts set forth below for the Portfolio's fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking.

                                 Expense Cap Pursuant to
                                   Expense Limitation
Portfolio                             Undertaking            Fiscal Year End
-------------------------------------------------------------------------------
Small/Mid Cap Growth               Class A     1.40%            July 31
Portfolio                          Class B     2.10%
                                   Class C     2.10%
                                   Adv. Class  1.10%


(4) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(5) The advisory fees of Small Cap Growth Portfolio and Small/Mid Cap Growth Portfolio are based on the percent of each Fund's net assets at quarter end and are paid on a quarterly basis.

(6)  Assumed initial net asset base.


52 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Set forth below are the total expense ratios of Small Cap Growth Portfolio, which does not have an expense limitation undertaking, calculated from the beginning of the Portfolio's fiscal year though the Portfolio's semi-annual period:

Portfolio                         Total Expense Ratio(7)        Fiscal Year
-------------------------------------------------------------------------------
Small Cap Growth Portfolio          Class A     1.87%             July 31
                                    Class B     2.65%          (ratios as of
                                    Class C     2.62%         January 31, 2006)
                                    Class R     1.87%
                                    Class K     1.57%
                                    Class I     1.13%
                                    Adv. Class  1.60%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolios to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios' investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.


(7)  Annualized


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 53


Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios' advisory fees:

                    Net Assets      AllianceBernstein ("AB")     Effective     Portfolio
                     02/28/06       Institutional ("Inst.")       AB Inst.     Advisory
Portfolio            ($MIL)              Fee Schedule             Adv. Fee       Fee(8)
-----------------------------------------------------------------------------------------
Small Cap Growth      $414.1        Small Cap Growth                0.792%       0.750%
Portfolio                           100 bp on 1st $50 million
                                    85 bp on next $50 million
                                    75 bp on the balance
                                    Minimum Account Size: $10 m

Small/Mid Cap         $100.0        U.S. SMID Cap Growth            0.750%       0.750%
Growth Portfolio(9)                 95 bp on 1st $25 million
                                    75 bp on next $20 million
                                    65 bp on next $50 million
                                    55 bp on the balance
                                    Minimum Account Size: $10 m

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as Small Cap Growth Portfolio. The following table shows the fee schedule of such AVPS portfolio:

Portfolio                        AVPS Portfolio         Fee Schedule(10)
-------------------------------------------------------------------------------
Small Cap Growth Portfolio      Small Cap Growth    75 bp on 1st $2.5 billion
                                Portfolio           65 bp on next $2.5 billion
                                                    60 bp on the balance


(8) Fund advisory fee information was provided by Lipper. See Section II for additional discussion.

(9)  Assumed initial net asset base.

(10) The advisory fees of AVPS Small Cap Growth Portfolio are paid on a monthly basis and are based on the portfolio's average daily net assets, in contrast to Small Cap Growth Portfolio, whose fees are based on the Portfolio's net assets at the end of each quarter and are paid to the Adviser quarterly. The breakpoints in the fee schedules are the same for the AVPS portfolio and the Portfolio.


54 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

Portfolio                        Sub-advised Fund        Fee Schedule
-------------------------------------------------------------------------------
Small Cap Growth Portfolio        Client # 1(11)     0.60% on first $1 billion
                                                     0.55% on next $500 million
                                                     0.50% on next $500 million
                                                     0.45% on next $500 million
                                                     0.40% thereafter

                                  Client # 2         0.65% on first $25 million
                                                     0.60% on next $75 million
                                                     0.55% on the balance

Small/Mid Cap Growth Portfolio    Client # 3(11)     0.30%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolios' ranking with respect to the proposed management fees relative to the Lipper group medians at the approximate current asset levels of the Portfolios.(12)


(11) This is the fee schedule of a fund that is managed by an affiliate of the Adviser.

(12) The effective management fee is calculated by Lipper using each Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 55


                                     Effective           Lipper
                                     Management          Group
Portfolio                              Fee(13)           Median          Rank
-------------------------------------------------------------------------------
Small Cap Growth Portfolio              0.750            0.850           4/16
Small/Mid Cap Growth Portfolio(14)      0.750            1.100           1/13

Lipper also analyzed the total expense ratio of each Portfolio in comparison to its Lipper Expense Group(15) and Lipper Expense Universe.(16) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                      Expense      Lipper      Lipper     Lipper      Lipper
                       Ratio       Group       Group     Universe    Universe
Portfolio             (%)(17)     Median(%)     Rank     Median(%)     Rank
-------------------------------------------------------------------------------
Small Cap Growth       1.598       1.503       13/16       1.537       47/83
Portfolio

Small/Mid Cap Growth   1.400       1.599        2/13       1.522       26/82
Portfolio(18)

Based on this analysis, the Portfolios have a more favorable ranking on a management fee basis than they do on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the


(13) The effective management fee rate for each Portfolio does not reflect the aforementioned payments made by each Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(14) The Portfolio's effective management fee is based on an assumed initial asset base of $100 million.

(15) Lipper uses the following criteria in screening funds to be included in the Portfolio's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(16) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(17)  The total expense ratios shown are for the Portfolios' Class A shares.

(18) The Portfolio's total expense ratio is based on an assumed initial asset base of $100 million.


56 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for Small Cap Growth Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to Small Cap Growth Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolios certain of the Adviser's affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolios.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Portfolios' principal underwriter. ABI and the Adviser have disclosed in the Portfolios' prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(19)


(19) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 57


After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of Small Cap Growth Portfolio's Class A shares during the Portfolio's most recently completed fiscal year:

Portfolio                                                   Amount Received
-------------------------------------------------------------------------------
Small Cap Growth Portfolio                                       $7,661

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for Small Cap Growth Portfolio during the Portfolio's most recently completed fiscal year:

Portfolio                            12b-1 Fees Received      CDSC Received
-------------------------------------------------------------------------------
Small Cap Growth Portfolio                $2,260,899             $100,446

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from Small Cap Growth Portfolio in the most recent fiscal year:

Portfolio                                                      ABIS Fee(20)
-------------------------------------------------------------------------------
Small Cap Growth Portfolio                                      $1,018,796

The Portfolios may effect brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and pay commissions for such transactions during the Portfolios' fiscal year. The Adviser represented that SCB's profitability from any business conducted with the Portfolios would be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Adviser's clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


(20) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Portfolio's account.


58 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 59


The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance ranking of Small Cap Growth Portfolio(21) relative to its Lipper Performance Group(22) and Lipper Performance Universe(23) for the periods ended December 31, 2005:

Small Cap Growth Portfolio         Group             Universe
      1 year                       12/16               63/96
      3 year                        6/16               28/86
      5 year                        8/12               37/68
      10 year                        4/5               20/26

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of Small Cap Growth Portfolio (in bold)(24) versus its benchmark:(25)

                                      Periods Ending December 31, 2005
                                           Annualized Performance
-------------------------------------------------------------------------------
                                 1         3         5        10       Since
Portfolio                      Year      Year      Year      Year    Inception
-------------------------------------------------------------------------------
Small Cap Growth Portfolio     4.71     20.89      0.79      4.88      10.34
Russell 2000 Growth Index      4.15     20.93      2.28      4.69        N/A

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(21)  The performance rankings are for the Class A shares of the Portfolio.

(22)  The Lipper Performance Group is identical to the Lipper Expense Group.

(23) For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(24)  The performance returns shown are for the Class A shares of the Portfolio.

(25) The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


60 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-CapValue Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 61


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


SCGF-0151-0706


ITEM 2.    CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                                       Audit-Related
                                          Audit Fees        Fees       Tax Fees
-------------------------------------------------------------------------------
AllianceBernstein Small Cap      2005       $39,000        $6,395       $12,767
Growth Portfolio                 2006       $41,000        $5,365       $14,081


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                            Total Amount of
                                                         Foregoing Column Pre-
                                                         approved by the Audit
                                    All Fees for              Committee
                                 Non-Audit Services      (Portion Comprised of
                                  Provided to the         Audit Related Fees)
                              Portfolio, the Adviser    (Portion Comprised of
                              and Service Affiliates           Tax Fees)
-------------------------------------------------------------------------------
AllianceBernstein    2005           $1,099,018               [ $ 186,865 ]
Small Cap Growth                                             ( $174, 098 )
Portfolio                                                    ( $  12,767 )
                     2006           $  480,660               [ $ 168,316 ]
                                                             ( $ 154,235 )
                                                             ( $  14,081 )


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.    SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.   DESCRIPTION OF EXHIBIT
-------------------------------------------------------------------------------
12 (a) (1)    Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)    Certification of Principal Executive Officer Pursuant to
              Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)    Certification of Principal Financial Officer Pursuant to
              Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
              Sarbanes-Oxley Act of 2002


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Cap Fund, Inc.

By:           /s/ Marc O. Mayer
              Marc O. Mayer
              President

Date:         September 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:           /s/ Marc O. Mayer
              Marc O. Mayer
              President

Date:         September 28, 2006



By:           /s/ Joseph J. Mantineo
              Joseph J. Mantineo
              Treasurer and Chief Financial Officer

Date:         September 28, 2006